UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

CNL Retirement Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Orange Avenue
Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CNL Retirement Properties, Inc.

Form 8-K

Item 8.01. Other Events.

On May 2, 2006, Health Care Property Investors, Inc. (“HCP”) issued a press release announcing that HCP and CNL Retirement Properties, Inc. (the “Company”) had executed a definitive merger agreement pursuant to which the Company will merge with and into a wholly-owned subsidiary of HCP, which subsidiary will continue as the surviving corporation. A copy of HCP’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated May 2, 2006, issued by Health Care Property Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: May 2, 2006

	By:	/s/ Clark Hettinga
	Name:	Clark Hettinga
	Title:	Chief Financial Officer and Senior Vice President